AGREEMENT

                  AGREEMENT dated as of May 7, 1996 between CONCORD CAMERA CORP., a New Jersey corporation (the "Company"), and the other party signatory hereto ("Purchaser").

                  The parties hereto hereby agree as follows:

                  1. (a) Purchaser hereby purchases from the Company, and the Company hereby sells and assigns to Purchaser, the number (the "Designated
Number") of authorized but unissued shares (the "Shares") of the Company's Common Stock, no par value ("Common Stock") specified on the signature page hereto, for the purchase price of $5-3/8 per share (the closing price per share of Common Stock on the NASDAQ National Market System on August 23, 1995), all pursuant to an award made pursuant to the Company's Incentive Plan. Concurrently with the execution hereof, (i) Purchaser has paid the aggregate purchase price for the Shares by delivering to the Company a Secured Promissory Note dated the date hereof (the "Note") payable to the Company in the principal amount of such aggregate purchase price, (ii) the Company has issued to Purchaser a certificate representing the Shares duly registered in Purchaser's name, and (iii) to secure Purchaser's obligations under the Note, Purchaser has pledged to the Company the Shares (and, to perfect such pledge, the certificate representing the Shares, accompanied by a duly executed stock power therefor endorsed in blank, have been delivered to the Company).

                  (b) During the one-year period commencing as of the date hereof provided that Purchaser is then in the employ of the Company or any subsidiary thereof or performing consulting activities for the Company or any subsidiary thereof, Purchaser shall not sell, assign, transfer, pledge or otherwise encumber or dispose of any of the Shares, except for (i) the pledge of the Shares referred to in Section 1(a), (ii) the application of the Shares to pay interest on the Note in accordance with the terms thereof and (iii) transfers of Shares to members of Purchaser's immediate family or trusts for the benefit of any members of Purchaser's immediate family. The net proceeds from any sale or other transfer (including the proceeds of any loan obtained by Purchaser for which a pledge of Shares constitutes security) of Shares (less such reasonable amount as Purchaser shall retain to pay all federal, state and local taxes required to be paid in respect of such sale) shall be paid to the Company and applied against the unpaid balance of the Note.

                  (c) Purchaser represents and warrants to the Company (i) that Purchaser is fully familiar with the financial condition, earnings, prospects and affairs of the Company and has made such investigation into the financial condition, earnings, prospects and affairs of the Company (and has been offered the opportunity to ask questions of officers of the Company responsible therefor) as he deems appropriate to make an informed decision as to whether to purchase the Shares and is not relying on any representation or warranty by the Company or

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        1
any other person in entering into this Agreement except as otherwise expressly provided herein; and (ii) that, without limiting any other restriction contained in this Agreement, the Shares may not be resold or otherwise transferred by Purchaser unless the Shares are registered for sale by Purchaser under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or in the opinion of counsel for the Company an exemption from such registration and any applicable state securities laws is available.
Purchaser acknowledges receipt of a copy of the Information Statement dated February 14, 1994 and related prospectus covering the Company's Incentive Plan.

                  2. (a) Subject to the terms and conditions set forth herein, the Company shall issue to Purchaser, pursuant to the Company's Incentive Plan, on the date or dates specified below, up to the percentage of the Designated Number of authorized but unissued shares of Common Stock indicated below (100% of the Designated Number of such shares being referred to herein as the "Restricted Shares"):

                  (i) 33-1/3% of the Restricted Shares on the first date, if any, from the date of this Agreement to and including August 31, 1997, on which Fair Market Value (as hereinafter defined) is at least $10.00,

                  (ii) 66-2/3% of the Restricted Shares (less the percentage, if any, of the Restricted Shares previously issued) on the first date, if any, from the date of this Agreement to and including February 28, 1999, on which Fair Market Value is at least $15.00, and

                  (iii) 100% of the Restricted Shares (less the percentage, if any, of Restricted Shares previously issued) on the first date, if any, from the date of this Agreement to and including August 31, 2000, on which Fair Market Value is at least $20.00.

                  The foregoing is illustrated by the following table:

         Percentage of             Fair                           Latest
         Restricted Stock       Market Value                  Attainment Date

            33-1/3%                 $10.00                    August 31, 1997
            66-2/3%                 $15.00                    February 28, 1999
            100%                    $20.00                    August 31, 2000

                  The percentages set forth above are intended to be cumulative. For example, if Fair Market Value of $10.00 is not attained by August 31, 1997, the 33-1/3% increment of Restricted Shares would not be issued, but if Fair Market Value of $15.00 is attained by February 28, 1999, the full 66-2/3% increment of Restricted Shares would be issued. In addition, the references to $10.00, $15.00 and $20.00 above shall be appropriately adjusted to

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        2
give effect to any stock split, combination or similar recapitalization effected by the Company after the date hereof.


                  For the purposes hereof, "Fair Market Value" on any date means the average of the closing prices for the Common Stock of the Company ("Common Stock") for the 20 consecutive trading days immediately preceding such date. The closing price for the Common Stock on any date shall be the closing price thereof officially reported on that date (or if there were no sales on that date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which such Common Stock is listed or admitted to trading, or if such Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive), based on the best information available to it.

                  (b) The certificate or certificates for all Restricted Shares issued to Purchaser shall be held in custody by the Company subject to the terms and provisions hereof and, as a condition to the issuance thereof, Purchaser shall deliver to the Company a duly executed stock power endorsed in blank relating to such Restricted Shares.

                  (c) Following the issuance to Purchaser of Restricted Shares on any date, 1/36th of such shares shall vest (i.e., become nonforfeitable), subject to the further provisions of this Section 2(c), in cumulative monthly increments over the ensuing three-year period. By way of illustration, if the Company issues one-third of the Restricted Shares on July 15, 1996, 1/36th of the Restricted Shares so issued would vest on August 15, 1996 and an additional 1/36th of the Restricted Shares so issued would vest in cumulative monthly increments on the 15th day of each month thereafter through July 15, 1999. Restricted Shares that have vested in accordance herewith are referred to herein as "Vested Shares" and Restricted Shares that have been issued but have not yet vested in accordance herewith are referred to herein as "Unvested Shares." Upon the occurrence of a Change in Control as defined in the next sentence of this
Section  2(c),  all Unvested  Shares shall  thereupon  become Vested  Shares.  A
"Change in Control" shall mean the occurrence of any one of the following events:

                           (i)    any "person," as such term is used in Sections
3(a)(9) and 13(d) of the Securities Exchange Act of 1934, other than members of management of the Company, becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under that act, of 25% or more of the Voting Stock of the Company;

                           (ii)   the majority of the Board of Directors of the
Company (the "Board") consists of individuals other than Incumbent Directors, which term means the

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        3
members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

                           (iii)    the Company adopts any plan of liquidation
providing for the distribution of all or substantially all of its assets;

                            (iv)    all or substantially all of the assets or
business of the Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the voting stock of the Company, at least 75% of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or

                             (v)    the Company combines with another company
and is the surviving  corporation but, immediately after the combination,  the
shareholders of  the  Company   immediately  prior  to  the  combination  hold,
directly or indirectly, 50% or less of the voting stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the voting stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company).

                  (d) Purchaser shall not be permitted to sell, transfer, pledge, assign or otherwise, directly or indirectly, dispose of or encumber any Restricted Shares that have not become Vested Shares in accordance herewith, and any purported such sale, transfer, pledge, assignment or encumbrance shall be invalid. Notwithstanding the foregoing, Restricted Shares may be transferred to members of Purchaser's immediate family or trusts for the benefit of any members of Purchaser's immediate family, provided that such Restricted Shares shall remain subject to the terms of this Agreement (including without limitation
Section 2(e) and 3) and the Voting Agreement (as hereinafter defined) and as a condition to such transfer the transferee shall execute and deliver to the Company an agreement as to the foregoing in form and substance satisfactory to the Company. Subject to Section 3, Vested Shares may be sold, transferred, pledged, assigned or otherwise, directly or indirectly, disposed of or encumbered, provided that (i) such shares are registered under the Securities Act, or (ii) in the opinion of counsel for the Company, an exemption from the registration requirements of the Securities Act is available.

                  (e) Upon termination of Purchaser's employment with the Company or any subsidiary thereof or consulting activities for the Company, or any subsidiary thereof for any reason whatsoever (other than death, disability, retirement at normal retirement age or by written mutual agreement with the Company), any Unvested Shares shall be forfeited to the Company and Purchaser shall not be issued any further Restricted Shares pursuant to this

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        4

Section 2. Upon termination of Purchaser's employment or consulting activities by reason of death, disability, retirement at normal retirement age or by written mutual agreement with the Company, all theretofore Unvested Shares shall immediately thereupon become Vested Shares. As used herein, the term
"disability" has the meaning provided therefor in any employment agreement between Purchaser and the Company and, in the absence of any such employment agreement, such term shall mean any physical or mental incapacity or infirmity pursuant to which Purchaser is unable to perform his substantial duties for a continuous period of at least 90 days or periods aggregating at least 120 days during any period of 12 consecutive months.

                  (f) At such time as shares of Restricted Stock become Vested Shares, the Company shall promptly deliver to Purchaser a certificate representing such Vested Shares (and the remaining Unvested Shares shall continue to be held in custody by the Company pursuant hereto). Upon the forfeiture of any Unvested Shares pursuant hereto, the certificate representing such shares shall be cancelled.

                  (g) Purchaser shall have with respect to the Vested Shares and, except as provided in Section 2(e), Unvested Shares all of the rights of a stockholder of the Company, including the right to vote such shares (subject to the Voting Agreement) and receive dividends and other distributions thereon.

                  (h)  Until  Restricted   Shares  become  Vested  Shares,   all
certificates representing such shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of Concord Camera Corp.'s Incentive Plan and an Agreement entered into between the registered owner and Concord Camera Corp. Copies of such Plan and Agreement are available for inspection at the principal office of Concord Camera Corp."

                  3. Notwithstanding anything to the contrary contained herein or in the Note, so long as Purchaser remains an employee or performs consulting activities for the Company or any subsidiary thereof, Purchaser (including, for this purpose, members of Purchaser's immediate family and trusts for the benefit of any members of Purchaser's immediate family) shall continue to own beneficially and of record shares of Common Stock (which may include Shares and Restricted Shares as well as other shares) in an amount not less than 50% of the sum of (i) the Designated Number of Shares purchased by Purchaser pursuant to Section 1(a), plus (ii) the total number of Restricted Shares issued to Purchaser pursuant to Section 2.

                  4. Concurrently with the execution hereof, Purchaser and certain other individuals who have been and/or will be granted awards of Common Stock pursuant to the

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        5

Company's Incentive Plan, have entered into a Voting Agreement dated as of the date hereof (the "Voting Agreement") with respect to the Common Stock awarded or to be awarded to them.

                  5. (a) The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect any other provision hereof.

                  (b) Subject to the provisions hereof imposing limitations and conditions upon the sale or other disposition of the Shares or Restricted Shares, all of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

                  (c) This Agreement, together with the Note and the Company's Incentive Plan, constitutes a complete statement of all of the arrangements between the parties with respect to the matters addressed herein and therein and supersede all prior agreements and understandings between them with respect to those matters. This Agreement cannot be changed or terminated except by an instrument in writing signed by the parties hereto.

                  (d) This Agreement shall be construed and governed in accordance with the laws of the State of New Jersey (without regard to the conflicts of law principles thereof), any dispute arising in connection herewith shall be subject to the jurisdictions of the courts of such State or any federal court located in such State and the parties hereto consent to the jurisdiction of such courts.

                  (e) Nothing contained in this Agreement shall confer or be deemed to confer upon Purchaser any right to continue to remain in the employ of the Company or any subsidiary thereof or perform consulting activities for any thereof and each Purchaser acknowledges that no representation or warranty has been expressed or implied by the Company as to the future market value of the Shares.

                  (f) If Purchaser elects to include in his or her gross income for federal income tax purposes the value of the Restricted Shares on the date of issuance thereof in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Purchaser shall promptly notify the Company of such election and the Company shall, to the

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        6
extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to such payment.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CONCORD CAMERA CORP.                              /S/ Lawrence Pesin
                                                  Purchaser: Lawrence Pesin

By: /s/ Ira B. Lampert                            Purchaser's Address:
     Name: Ira B. Lampert
     Title:  Chairman & CEO                       700 Astri Terrace

                                                  Valley Cottage, New York 10989


DESIGNATED NUMBER OF SHARES ISSUED TO PURCHASER PURSUANT
TO SECTION 1:


27,500

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        7

                                    AGREEMENT

                  AGREEMENT dated as of May 7, 1996 between CONCORD CAMERA CORP., a New Jersey corporation (the "Company"), and the other party signatory hereto ("Purchaser").

                  The parties hereto hereby agree as follows:

                  1. (a) Purchaser hereby purchases from the Company, and the Company hereby sells and assigns to Purchaser, the number (the "Designated
Number") of authorized but unissued shares (the "Shares") of the Company's Common Stock, no par value ("Common Stock") specified on the signature page hereto, for the purchase price of $5-3/8 per share (the closing price per share of Common Stock on the NASDAQ National Market System on August 23, 1995), all pursuant to an award made pursuant to the Company's Incentive Plan. Concurrently with the execution hereof, (i) Purchaser has paid the aggregate purchase price for the Shares by delivering to the Company a Secured Promissory Note dated the date hereof (the "Note") payable to the Company in the principal amount of such aggregate purchase price, (ii) the Company has issued to Purchaser a certificate representing the Shares duly registered in Purchaser's name, and (iii) to secure Purchaser's obligations under the Note, Purchaser has pledged to the Company the Shares (and, to perfect such pledge, the certificate representing the Shares, accompanied by a duly executed stock power therefor endorsed in blank, have been delivered to the Company).

                  (b) During the one-year period commencing as of the date hereof provided that Purchaser is then in the employ of the Company or any subsidiary thereof or performing consulting activities for the Company or any subsidiary thereof, Purchaser shall not sell, assign, transfer, pledge or otherwise encumber or dispose of any of the Shares, except for (i) the pledge of the Shares referred to in Section 1(a), (ii) the application of the Shares to pay interest on the Note in accordance with the terms thereof and (iii) transfers of Shares to members of Purchaser's immediate family or trusts for the benefit of any members of Purchaser's immediate family. The net proceeds from any sale or other transfer (including the proceeds of any loan obtained by Purchaser for which a pledge of Shares constitutes security) of Shares (less such reasonable amount as Purchaser shall retain to pay all federal, state and local taxes required to be paid in respect of such sale) shall be paid to the Company and applied against the unpaid balance of the Note.

                  (c) Purchaser represents and warrants to the Company (i) that Purchaser is fully familiar with the financial condition, earnings, prospects and affairs of the Company and has made such investigation into the financial condition, earnings, prospects and affairs of the Company (and has been offered the opportunity to ask questions of officers of the Company responsible therefor) as he deems appropriate to make an informed decision as to whether to purchase the Shares and is not relying on any representation or warranty by the Company or

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        1
any other person in entering into this Agreement except as otherwise expressly provided herein; and (ii) that, without limiting any other restriction contained in this Agreement, the Shares may not be resold or otherwise transferred by Purchaser unless the Shares are registered for sale by Purchaser under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or in the opinion of counsel for the Company an exemption from such registration and any applicable state securities laws is available.
Purchaser acknowledges receipt of a copy of the Information Statement dated February 14, 1994 and related prospectus covering the Company's Incentive Plan.

                  2. (a) Subject to the terms and conditions set forth herein, the Company shall issue to Purchaser, pursuant to the Company's Incentive Plan, on the date or dates specified below, up to the percentage of the Designated Number of authorized but unissued shares of Common Stock indicated below (100% of the Designated Number of such shares being referred to herein as the "Restricted Shares"):

                  (i) 33-1/3% of the Restricted Shares on the first date, if any, from the date of this Agreement to and including August 31, 1997, on which Fair Market Value (as hereinafter defined) is at least $10.00,

                  (ii) 66-2/3% of the Restricted Shares (less the percentage, if any, of the Restricted Shares previously issued) on the first date, if any, from the date of this Agreement to and including February 28, 1999, on which Fair Market Value is at least $15.00, and

                  (iii) 100% of the Restricted Shares (less the percentage, if any, of Restricted Shares previously issued) on the first date, if any, from the date of this Agreement to and including August 31, 2000, on which Fair Market Value is at least $20.00.

                  The foregoing is illustrated by the following table:

         Percentage of             Fair                           Latest
         Restricted Stock       Market Value                  Attainment Date

            33-1/3%                 $10.00                    August 31, 1997
            66-2/3%                 $15.00                    February 28, 1999
            100%                    $20.00                    August 31, 2000

                  The percentages set forth above are intended to be cumulative. For example, if Fair Market Value of $10.00 is not attained by August 31, 1997, the 33-1/3% increment of Restricted Shares would not be issued, but if Fair Market Value of $15.00 is attained by February 28, 1999, the full 66-2/3% increment of Restricted Shares would be issued. In addition, the references to $10.00, $15.00 and $20.00 above shall be appropriately adjusted to

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        2
give effect to any stock split, combination or similar recapitalization effected by the Company after the date hereof.


                  For the purposes hereof, "Fair Market Value" on any date means the average of the closing prices for the Common Stock of the Company ("Common Stock") for the 20 consecutive trading days immediately preceding such date. The closing price for the Common Stock on any date shall be the closing price thereof officially reported on that date (or if there were no sales on that date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which such Common Stock is listed or admitted to trading, or if such Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive), based on the best information available to it.

                  (b) The certificate or certificates for all Restricted Shares issued to Purchaser shall be held in custody by the Company subject to the terms and provisions hereof and, as a condition to the issuance thereof, Purchaser shall deliver to the Company a duly executed stock power endorsed in blank relating to such Restricted Shares.

                  (c) Following the issuance to Purchaser of Restricted Shares on any date, 1/36th of such shares shall vest (i.e., become nonforfeitable), subject to the further provisions of this Section 2(c), in cumulative monthly increments over the ensuing three-year period. By way of illustration, if the Company issues one-third of the Restricted Shares on July 15, 1996, 1/36th of the Restricted Shares so issued would vest on August 15, 1996 and an additional 1/36th of the Restricted Shares so issued would vest in cumulative monthly increments on the 15th day of each month thereafter through July 15, 1999. Restricted Shares that have vested in accordance herewith are referred to herein as "Vested Shares" and Restricted Shares that have been issued but have not yet vested in accordance herewith are referred to herein as "Unvested Shares." Upon the occurrence of a Change in Control as defined in the next sentence of this
Section  2(c),  all Unvested  Shares shall  thereupon  become Vested  Shares.  A
"Change in Control" shall mean the occurrence of any one of the following events:

                           (i)    any "person," as such term is used in Sections
3(a)(9) and 13(d) of the Securities Exchange Act of 1934, other than members of management of the Company, becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under that act, of 25% or more of the Voting Stock of the Company;

                           (ii)   the majority of the Board of Directors of the
Company (the "Board") consists of individuals other than Incumbent Directors, which term means the

F:\GROUP\EDGAR\13D97\EXHIBITB.13D
AGREEMENTS FOR MAY 7, 1996
                                        3
members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

                           (iii)  the Company adopts any plan of liquidation
providing for the distribution of all or substantially all of its assets;

                            (iv)  all or substantially all of the assets or
business of the Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the voting stock of the Company, at least 75% of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or

                             (v)  the Company combines with another company and
is the surviving  corporation but, immediately after the combination,  the
shareholders of  the  Company   immediately  prior  to  the  combination  hold,
directly or indirectly, 50% or less of the voting stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the voting stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company).

                  (d) Purchaser shall not be permitted to sell, transfer, pledge, assign or otherwise, directly or indirectly, dispose of or encumber any Restricted Shares that have not become Vested Shares in accordance herewith, and any purported such sale, transfer, pledge, assignment or encumbrance shall be invalid. Notwithstanding the foregoing, Restricted Shares may be transferred to members of Purchaser's immediate family or trusts for the benefit of any members of Purchaser's immediate family, provided that such Restricted Shares shall remain subject to the terms of this Agreement (including without limitation
Section 2(e) and 3) and the Voting Agreement (as hereinafter defined) and as a condition to such transfer the transferee shall execute and deliver to the Company an agreement as to the foregoing in form and substance satisfactory to the Company. Subject to Section 3, Vested Shares may be sold, transferred, pledged, assigned or otherwise, directly or indirectly, disposed of or encumbered, provided that (i) such shares are registered under the Securities Act, or (ii) in the opinion of counsel for the Company, an exemption from the registration requirements of the Securities Act is available.

                  (e) Upon termination of Purchaser's employment with the Company or any subsidiary thereof or consulting activities for the Company, or any subsidiary thereof for any reason whatsoever (other than death, disability, retirement at normal retirement age or by written mutual agreement with the Company), any Unvested Shares shall be forfeited to the Company and Purchaser shall not be issued any further Restricted Shares pursuant to this

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



Section 2. Upon termination of Purchaser's employment or consulting activities by reason of death, disability, retirement at normal retirement age or by written mutual agreement with the Company, all theretofore Unvested Shares shall immediately thereupon become Vested Shares. As used herein, the term
"disability" has the meaning provided therefor in any employment agreement between Purchaser and the Company and, in the absence of any such employment agreement, such term shall mean any physical or mental incapacity or infirmity pursuant to which Purchaser is unable to perform his substantial duties for a continuous period of at least 90 days or periods aggregating at least 120 days during any period of 12 consecutive months.

                  (f) At such time as shares of Restricted Stock become Vested Shares, the Company shall promptly deliver to Purchaser a certificate representing such Vested Shares (and the remaining Unvested Shares shall continue to be held in custody by the Company pursuant hereto). Upon the forfeiture of any Unvested Shares pursuant hereto, the certificate representing such shares shall be cancelled.

                  (g) Purchaser shall have with respect to the Vested Shares and, except as provided in Section 2(e), Unvested Shares all of the rights of a stockholder of the Company, including the right to vote such shares (subject to the Voting Agreement) and receive dividends and other distributions thereon.

                  (h)  Until  Restricted   Shares  become  Vested  Shares,   all
certificates representing such shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of Concord Camera Corp.'s Incentive Plan and an Agreement entered into between the registered owner and Concord Camera Corp. Copies of such Plan and Agreement are available for inspection at the principal office of Concord Camera Corp."

                  3. Notwithstanding anything to the contrary contained herein or in the Note, so long as Purchaser remains an employee or performs consulting activities for the Company or any subsidiary thereof, Purchaser (including, for this purpose, members of Purchaser's immediate family and trusts for the benefit of any members of Purchaser's immediate family) shall continue to own beneficially and of record shares of Common Stock (which may include Shares and Restricted Shares as well as other shares) in an amount not less than 50% of the sum of (i) the Designated Number of Shares purchased by Purchaser pursuant to Section 1(a), plus (ii) the total number of Restricted Shares issued to Purchaser pursuant to Section 2.

                  4. Concurrently with the execution hereof, Purchaser and certain other individuals who have been and/or will be granted awards of Common Stock pursuant to the

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                                        5

Company's Incentive Plan, have entered into a Voting Agreement dated as of the date hereof (the "Voting Agreement") with respect to the Common Stock awarded or to be awarded to them.

                  5. (a) The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect any other provision hereof.

                  (b) Subject to the provisions hereof imposing limitations and conditions upon the sale or other disposition of the Shares or Restricted Shares, all of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

                  (c) This Agreement, together with the Note and the Company's Incentive Plan, constitutes a complete statement of all of the arrangements between the parties with respect to the matters addressed herein and therein and supersede all prior agreements and understandings between them with respect to those matters. This Agreement cannot be changed or terminated except by an instrument in writing signed by the parties hereto.

                  (d) This Agreement shall be construed and governed in accordance with the laws of the State of New Jersey (without regard to the conflicts of law principles thereof), any dispute arising in connection herewith shall be subject to the jurisdictions of the courts of such State or any federal court located in such State and the parties hereto consent to the jurisdiction of such courts.

                  (e) Nothing contained in this Agreement shall confer or be deemed to confer upon Purchaser any right to continue to remain in the employ of the Company or any subsidiary thereof or perform consulting activities for any thereof and each Purchaser acknowledges that no representation or warranty has been expressed or implied by the Company as to the future market value of the Shares.

                  (f) If Purchaser elects to include in his or her gross income for federal income tax purposes the value of the Restricted Shares on the date of issuance thereof in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Purchaser shall promptly notify the Company of such election and the Company shall, to the









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                                        6
extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to such payment.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CONCORD CAMERA CORP.                              /s/ Brian King
                                                  Purchaser:  Brian King

By: /s/ Ira B. Lampert
     Name: Ira B. Lampert                         Purchaser's Address:
     Title: Chairman and CEO
                                                  7 Green Street      Apt. 14B

                                                  Metuchen, New Jersey 08840


DESIGNATED NUMBER OF SHARES ISSUED TO PURCHASER PURSUANT
TO SECTION 1:


27,500

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                                        7